SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 29,2007

MAXLIFE FUND CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

160 Tycos Drive Unit #12, Toronto Ontario, M6B 1W8
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(416) 200-0657
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 29, 2007, the Company entered into a Stock Purchase Agreement (the “Agreement”) with Brookdale Consulting Ltd, located at 11 C Lowers Dorset Street Dublin 1, Ireland (the “Purchaser”).  Pursuant to the Agreement, the Company issued 170,068 shares of Common Stock par value $0.001 per share to the Purchaser at a purchase price of $2.94 per share for an aggregate value of $500,000.

Furthermore, for a period of six months from the date of Closing, the Company shall have the option of selling an additional $2,000,000 worth of the Company’s common stock with such shares to be valued at a premium of five (5%) percent above the average weighted trading price of the stock for the five trading days prior to the exercise of the option by the Company.

The Company intends to use the proceeds to purchase Life Settlement Policies. The Company is committed to accumulate a portfolio of Life Settlement Policies and becoming one of the leaders in the Life Settlement sector.

Item 3.02  Unregistered Sales of Equity Securities

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

10.1	Stock Purchase Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAXLIFE FUND CORP.

                                    By: /s/ Bennett Kurtz
                                            Bennett Kurtz
                                            President, Chief Executive Officer, and Chief Financial Officer

Dated: September 5, 2007